UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 6, 2024
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 – Termination of a Material Definitive Agreement

The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.02.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, ImmuCell Corporation (the “Company”) and Elizabeth L. Williams, a Named Executive Officer of the Company who has served as the Company’s Vice President of Manufacturing Operations since April 2016, entered into an Employment and Separation Agreement (the “Employment and Separation Agreement”), pursuant to which Ms. Williams will serve in a part-time role with the Company until her retirement on July 1, 2025.

Pursuant to the Employment and Separation Agreement, Ms. Williams will continue to be employed by the Company on a part-time basis through July 1, 2025 in order to perform and transition tasks related to her previous role with the Company. The Employment and Separation Agreement supersedes and replaces all prior agreements concerning Ms. Williams’s employment with and compensation from the Company, including but not limited to that certain Fifth Amended and Restated Incentive Compensation Agreement, dated as of March 27, 2024, by and between Ms. Williams and the Company. In the event Ms. Williams continues to work for the Company on a part-time basis and otherwise complies with the terms of the Employment and Separation Agreement through June 30, 2025, she will be entitled to a one-time payment of $100,000, less an amount equal to the wages earned by Ms. Williams during that time.

The forgoing description of the Employment and Separation Agreement is qualified in all respects by reference to the full text of the Employment and Separation Agreement, attached to this Current Report as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment and Separation Agreement between the Company and Elizabeth L. Williams dated as of December 6, 2024
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: December 9, 2024	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment and Separation Agreement between the Company and Elizabeth L. Williams dated as of December 6, 2024
104	Cover Page Interactive Data File

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